NUVEEN SHORT DURATION BOND FUND

SUPPLEMENT DATED FEBRUARY 25, 2011

TO THE SUMMARY PROSPECTUS DATED JANUARY 18, 2011

Brenda A. Langenfeld is no longer a portfolio manager of the fund, but remains with Nuveen Asset Management, LLC. Chris J. Neuharth and Peter L. Agrimson remain portfolio managers of the fund.

There have been no changes in the fund’s investment objectives or policies.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS FOR FUTURE REFERENCE

MGN-SD-0211P